EXHIBIT 10.23

                                  Leonard Osser
                             220 South Orange Avenue
                          Livingston, New Jersey 07039

                                  April 9, 2000

Milestone Scientific, Inc.
220 South Orange Avenue
Livingston, New Jersey 07039
Attn: Thomas Stuckey, Chief Financial Officer

                   Re: Milestone Scientific Inc. ("Milestone")

Dear Sirs:

      The undersigned hereby provide the following undertaking in connection with your audit of the financial statements of the above corporation for year ended December 31, 1999.

      1. Leonard Osser ("Osser") hereby agrees to open a $200,000 Line of Credit for benefit of Milestone. There shall be no facility fee. However, Borrowings under the line shall bear interest at the rate of 9% per annum, payable at maturity. The Line of Credit shall end on December 31, 2000 and all the borrowings then outstanding shall be paid by February 1, 2001. Milestone shall draw-down amounts against the line by providing Osser with written notice at his home address and funds shall be provided within 7 days of notice.

      2. If Milestone shall provide Osser with notice that it reasonably expects to require funds in excess of those available to it under the above Line of Credit prior to December 31, 2000, then upon receipt of such notice Osser will begin to defer the entire base salary to which he is presently entitled under his employment agreement. On the commencement of that deferral, his present agreement to waive a portion of his salary shall be canceled and extinguished and the deferral shall be in the full amount of his salary without regard to that prior salary reduction. All amounts deferred shall be payable by Milestone on January 3, 2001.

      3. Osser hereby guarantees the payment in full of all amounts owed to Milestone by Dentmate, Inc. (Milestone's Taiwanese distributor) and IME Corporation (Milestone's China distributor) whether now owing or owing at any time prior to December 31, 2000.

      4. Osser hereby agrees to defer until January 3, 2001 all prepayments owed to him under the 10% Secured Promissory Notes issued in February 2000.

      5. Morse, Zelnick, Rose & Lander, LLP, hereby agrees to defer until January 3, 2001, all payment owed to it on $50,000 face amount of the 10% secured Promissory Note issued in February, 2000.

                                         Very truly yours,

                                         /s/ Leonard Osser
                                         -------------------------------------
                                                   Leonard Osser


                                         MORSE, ZELNICK, ROSE & LANDER LLP

                                         by: /s/ Stephen A. Zelnick
                                             ---------------------------------
                                                 Stephen A. Zelnick

cc: Grant Thornton - Attn: Chet Borgida